UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Dryden Tax-Managed Funds

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2007

Date of reporting period:	10/31/2007

Item 1 – Reports to Stockholders

OCTOBER 31, 2007	ANNUAL REPORT

Dryden Large-Cap Core Equity Fund

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term after-tax growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 14, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden Large-Cap Core Equity Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Large-Cap Core Equity Fund

Dryden Large-Cap Core Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Large-Cap Core Equity Fund is long-term after-tax growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.21%; Class B, 1.91%; Class C, 1.91%; Class L, 1.41%; Class M, 1.91%; Class X, 1.91%; Class Z, 0.91%. Net operating expenses apply to: Class A, 1.16%; Class B, 1.91%; Class C, 1.91%; Class L, 1.41%; Class M, 1.91%; Class X, 1.91%; Class Z, 0.91%, after contractual reduction through 2/28/2008.

Cumulative Total Returns as of 10/31/07
	One Year	Five Years	Since Inception[1]
Class A	14.72%	93.52%	50.75%
Class B	13.85	86.30	41.40
Class C	13.85	86.30	41.40
Class L	N/A	N/A	12.69
Class M	N/A	N/A	12.31
Class X	N/A	N/A	12.31
Class Z	15.06	95.72	54.23
S&P 500 Index[2]	14.55	91.45	**
Lipper Large-Cap Core Funds Avg.[3]	14.56	81.47	***

2	Visit our website at www.jennisondryden.com

Average Annual Total Returns[4] as of 9/30/07
	One Year	Five Years	Since Inception[1]
Class A	10.01%	14.11%	3.97%
Class B	10.58	14.44	3.89
Class B—Return After Taxes on Distribution	10.58	14.44	3.89
Class B—Return After Taxes on Distribution and Sale of Fund Shares	6.88	12.71	3.37
Class C	14.58	14.56	3.89
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	16.75	15.70	4.93
S&P 500 Index[2]	16.42	15.44	**
Lipper Large-Cap Core Funds Avg.[3]	15.96	13.91	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A shares and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 3/3/1999; Class L, Class M, and Class X, 3/19/2007. The Since Inception returns for the S&P 500 Index and the Lipper Large-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lipper Average represents returns based on an average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject

Dryden Large-Cap Core Equity Fund	3

Your Fund’s Performance (continued)

to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/07 are 43.74% for Class A, Class B, Class C, and Class Z and 10.15% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/07 are 4.12% for Class A, Class B, Class C, and Class Z. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

***Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/07 are 43.52% for Class A, Class B, Class C, and Class Z and 10.50% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/07 are 3.84% for Class A, Class B, Class C, and Class Z. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings* expressed as a percentage of net assets as of 10/31/07
Exxon Mobil Corp., Oil & Gas Consumable Fuels	4.5%
Microsoft Corp., Software	3.0
General Electric Co., Industrial Conglomerates	2.8
Chevron Corp., Oil, Gas & Consumable Fuels	2.0
Bank of America., Diversified Financial Services	2.0

* Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Five Largest Sectors expressed as a percentage of net assets as of 10/31/07
Information Technology	18.3%
Financial	17.7
Healthcare	12.8
Industrials	12.7
Energy	11.4

Industry weightings are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

The Dryden Large Cap Core Equity Fund’s Class A shares returned 14.72% for the 12-month period ended October 31, 2007, outperforming the 14.55% return of the benchmark S&P 500 Index and the 14.56% return of the Lipper Large Cap Core Funds Average.

What were conditions like in the U.S. stock market?

Economic growth in the United States proved resilient, despite concerns about rising energy prices and deteriorating housing, mortgage, and credit conditions. Even though corporate earnings growth weakened over the reporting period, stock prices were supported by strength in consumer spending and the job market along with growing U.S. exports made more competitive by a weak U.S. dollar. The 14.55% return of the S&P 500 Index was above its historical average of 10.42%*.

Despite the stock market’s attractive return, doubts about economic prospects lingered. Investors worried that deteriorating housing prices coupled with a decline in the availability of credit would slow consumer spending and ultimately push the U.S. economy into a recession. Stocks experienced housing-related setbacks in March and again in August when market conditions deteriorated rapidly after a crisis in debt securities linked to subprime mortgages (home loans made to borrowers with poor credit histories) spread abroad from the U.S. Concerned about risks to the economy from increasing financial market turbulence, the Federal Reserve (the Fed) initially lowered its discount rate on direct loans to banks in mid-August. Then, in mid-September, it cut its discount rate and its target for the rate banks charge each other on overnight loans. Both rates were reduced again in late October. The combined short-term rate cuts buoyed stock prices, helping them recover most of their summer losses. Growth stocks outperformed value stocks during most of the reporting period, helped by strong gains in the information technology sector. Value stocks were pressured by the poor performance of financials and homebuilders.

Market pressures during the summer caused some large, quantitatively managed global portfolios to liquidate substantial portions of their holdings due to what seemed to be a combination of voluntary selling and forced liquidation to meet margin calls and withdrawal requests from shareholders. Because of the heavy selling activity, many stocks experienced unusually high trading volumes and dramatic price movements, even though there was virtually no significant news about companies to justify these developments.

Price movements were perverse in that stocks that fell tended to have relatively cheap valuations and positive revisions to their earnings-per-share (EPS) estimates, while

* As measured from 12/31/1959 to 11/30/2007

Dryden Large-Cap Core Equity Fund	5

Strategy and Performance Overview (continued)

those that rose tended to be relatively expensive, with poor momentum and deteriorating EPS estimate revisions. For many quantitative managers that use these factors in selecting securities, the unusual behavior of the stock market had a significantly negative impact on their portfolios over a three-day period in August.

How did different sectors of the stock market perform?

The energy and materials sectors benefited from rising commodity prices and strong global demand. Although the energy sector posted the best return in the S&P 500 Index, earnings suffered in the third calendar quarter of 2007 after gasoline prices failed to keep pace with the rise in the price of crude oil. The information technology, telecommunication services, utilities, and industrials sectors also performed well. Technology hardware and equipment companies benefited from growing global appetite for personal computers, cost reductions, and product innovations. In industrials, gains in capital goods conglomerates like 3M Company and aerospace and defense firm Boeing Company helped to offset weakness in commercial services and supplies. Industries in the telecommunications and utilities sectors benefited from growing consumer demand for their products and services.

Consumer staples and healthcare lagged the S&P 500 Index, although both posted double-digit average returns. The consumer staples sector, made up of industries that tend to do well even when the economy is slowing, outperformed the more cyclical consumer discretionary sector. Household and personal items and food, beverage, and tobacco industries benefited from strong business abroad that helped offset the more lackluster returns of food and staples retailing, where higher food costs threatened profit margins. In healthcare, strength in equipment and services offset relative weakness in pharmaceuticals, biotechnology, and life sciences.

The poorest-performing sectors were financials and consumer discretionary, both of which ended the period in the red. Shares of Merrill Lynch & Co. contributed to large losses in the financial sector as the brokerage firm took huge losses associated with subprime mortgages. In the consumer discretionary sector, the hardest hit industries were retailing, consumer durables and apparel, and media. Homebuilders also reported massive losses, but automobiles and components were a bright spot.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) actively manages the Fund using a quantitative process that daily evaluates approximately 3,000 stocks and constructs a portfolio that overweights securities it finds attractive and underweights securities it finds unattractive. During portfolio construction, QMA attempts to manage other risks by limiting how much the Fund deviates from the benchmark in terms of sector and

6	Visit our website at www.jennisondryden.com

industry exposures among other factors. When evaluating stocks, it analyzes companies differently based on their expected future growth rates. For more rapidly growing companies, QMA places a heavier emphasis on “news” or signals about their growth prospects. For example, upward revisions in the earnings forecasts of Wall Street analysts are used as an indication of good news. For slowly growing companies, it emphasizes attractive valuations. Finally, when evaluating potential trades for the portfolio, QMA considers the relative attractiveness of the stock, its effect on total portfolio risk, transaction costs, and potential tax consequences.

Among rapidly growing companies, which stocks or related-group of stocks contributed the most and detracted the most from the Fund’s return?

For the period, QMA’s stock selection worked well among both faster and slower growing companies. Among faster growing companies, the Fund benefited from having overweight exposures to firms such as EMC Corp. and Express Scripts Inc. relative to the S&P 500 Index. Its underweight exposure to Comcast Corp. also helped its relative performance. In contrast, the Fund had a smaller exposure to Apple Inc. than the S&P 500 Index and overweight positions in shares of Network Inc. and Nutrisystems Inc., all of which detracted from its performance.

Among slowly growing companies, which stocks or related-group of stocks contributed the most and detracted the most from the Fund’s return?

Among slowing growing companies, the Fund had a larger exposure than the S&P 500 Index to shares of McDonald’s Corp. and Merck & Co. Inc., but a smaller exposure to shares of Washington Mutual Inc. These positions were top contributors to the Fund’s relative performance. Positions that detracted from its relative performance included its underweight exposure to shares of Deer & Co. and its overweight positions in shares of General Motors and Electronic Data Systems.

Dryden Large-Cap Core Equity Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2007, at the beginning of the period, and held through the six-month period ended October 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

8	Visit our website at www.jennisondryden.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Large-Cap Core Equity Fund		Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,051.00	1.14%	$5.89
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

Class B	Actual	$1,000.00	$1,047.40	1.89%	$9.75
	Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60

Class C	Actual	$1,000.00	$1,047.40	1.89%	$9.75
	Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60

Class L	Actual**	$1,000.00	$1,050.30	1.39%	$7.18
	Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

Class M	Actual**	$1,000.00	$1,047.40	1.89%	$9.75
	Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60

Class X	Actual**	$1,000.00	$1,047.40	1.89%	$9.75
	Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60

Class Z	Actual	$1,000.00	$1,052.30	0.89%	$4.60
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

** Class L, M, and X shares commenced operations on March 19, 2007.

Dryden Large-Cap Core Equity Fund	9

Portfolio of Investments

as of October 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.2%
COMMON STOCKS
CONSUMER DISCRETIONARY 7.7%

Auto Components 0.1%
18,400	Gentex Corp.	$382,352

Automobiles
1,900	Winnebago Industries, Inc.	48,982

Hotels, Restaurants & Leisure 2.7%
24,100	Darden Restaurants, Inc.	1,036,300
4,400	Jack in the Box, Inc.(a)(b)	138,028
49,100	McDonald’s Corp.	2,931,270
1,700	Morgans Hotel Group Co.(a)	38,692
19,700	Wyndham Worldwide Corp.	646,751
66,300	YUM! Brands, Inc.	2,669,901

		7,460,942

Household Durables 0.1%
6,000	Leggett & Platt, Inc.	116,580

Media 3.3%
55,317	CBS Corp. (Class B)(b)	1,587,598
3,500	Comcast Corp. (Class A)(a)(b)	73,675
54,300	DIRECTV Group, Inc. (The)(a)	1,437,864
91,960	Disney (Walt) Co. (The)(b)	3,184,575
3,100	McGraw-Hill Cos., Inc. (The)(b)	155,124
57,200	Time Warner, Inc.	1,044,472
37,900	Viacom, Inc. (Class B)(a)	1,564,891

		9,048,199

Multiline Retail 0.1%
5,400	Dollar Tree Stores, Inc.(a)	206,820
5,000	Family Dollar Stores, Inc.	126,750

		333,570

Specialty Retail 0.5%
7,900	Best Buy Co., Inc.	383,308
3,100	Home Depot, Inc.(b)	97,681
4,800	J. Crew Group, Inc.(a)(b)	179,520
34,300	Limited Brands, Inc.	754,943
200	Rent-A-Center, Inc.(a)(b)	3,200

		1,418,652

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	11

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Textiles, Apparel, & Luxury Goods 0.9%
18,700	Coach, Inc.(a)	$683,672
14,400	Liz Claiborne, Inc.	409,968
16,700	Nike, Inc. (Class B)	1,106,542
9,700	Warnaco Group Inc. (The)(a)	394,693

		2,594,875
CONSUMER STAPLES 9.7%

Beverages 2.8%
47,400	Anheuser-Busch Companies., Inc.	2,430,672
37,200	Coca-Cola Co.	2,297,472
17,500	Pepsi Bottling Group, Inc.	753,900
32,994	PepsiCo, Inc.	2,432,318

		7,914,362

Food & Staples Retailing 2.1%
28,300	CVS Caremark Corp.	1,182,091
51,100	Kroger Co. (The)	1,501,829
27,700	Safeway, Inc.	941,800
15,000	SUPERVALU, Inc.	581,250
33,170	Wal-Mart Stores, Inc.	1,499,616

		5,706,586

Food Products 0.5%
12,738	Archer-Daniels-Midland Co.	455,766
2,100	General Mills, Inc.	121,233
14,630	Kraft Foods, Inc. (Class A)	488,788
6,400	Ralcorp Holdings, Inc.(a)	360,320

		1,426,107

Household Products 2.2%
8,270	Colgate-Palmolive Co.	630,753
25,900	Kimberly-Clark Corp.(b)	1,836,051
53,964	Procter & Gamble Co.	3,751,577

		6,218,381

Personal Products 0.4%
3,900	American Oriental Bioengineering (a)(b)	53,703
22,800	Herbalife, Ltd.	1,005,252

		1,058,955

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Tobacco 1.7%
37,900	Altria Group, Inc.	$2,764,047
30,700	Reynolds American, Inc.(b)	1,978,001

		4,742,048
ENERGY 11.4%

Energy Equipment & Services 2.0%
7,000	Cameron International Corp.(a)(b)	681,520
66,300	Halliburton Co.	2,613,546
23,200	Hornbeck Offshore Services, Inc.(a)(b)	907,120
6,600	Noble Corp.	349,470
10,900	Schlumberger, Ltd.	1,052,613

		5,604,269

Oil, Gas & Consumable Fuels 9.4%
8,300	Anadarko Petroleum Corp.(b)	489,866
22,400	Chesapeake Energy Corp.(b)	884,352
61,384	Chevron Corp.	5,617,250
25,200	ConocoPhillips	2,140,992
6,000	Devon Energy Corp.	560,400
134,509	Exxon Mobil Corp.	12,373,483
800	Hess Corp.	57,288
42,100	Marathon Oil Corp.	2,489,373
8,000	Occidental Petroleum Corp.	552,400
5,600	Sunoco, Inc.	412,160
13,300	Williams Cos., Inc. (The)(b)	485,317

		26,062,881
FINANCIALS 17.7%

Capital Markets 4.4%
3,300	Bear Stearns Cos., Inc. (The)	374,880
9,100	Franklin Resources, Inc.	1,180,088
12,280	Goldman Sachs Group, Inc. (The)	3,044,458
53,700	Janus Capital Group, Inc.(b)	1,853,187
24,100	Lehman Brothers Holdings, Inc.(b)	1,526,494
30,500	Merrill Lynch & Co., Inc.	2,013,610
31,600	Morgan Stanley	2,125,416
10,500	TD AMERITRADE IP Co., Inc.(a)	200,970

		12,319,103

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	13

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Commercial Banks 2.1%
28,100	BB&T Corp.	$1,038,857
4,900	Citizens Republic Bancorp, Inc.	74,578
3,700	Fifth Third Bancorp	115,736
8,000	Huntington Bancshares, Inc.(b)	143,280
18,900	KeyCorp.(b)	537,705
3,700	National City Corp.	89,725
6,500	Oriental Financial Group	81,185
19,591	U.S. Bancorp	649,638
32,700	Wachovia Corp.	1,495,371
45,220	Wells Fargo & Co.	1,537,932

		5,764,007

Consumer Finance 0.2%
5,700	Capital One Financial Corp.	373,863
3,000	Discover Financial Services	57,900

		431,763

Diversified Financial Services 5.7%
113,005	Bank of America Corp.	5,455,881
117,770	Citigroup, Inc.(b)	4,934,563
1,000	CME Group, Inc.	666,250
104,482	JPMorgan Chase & Co.	4,910,654

		15,967,348

Insurance 4.7%
25,700	ACE, Ltd. (Bermuda)	1,557,677
20,200	Allstate Corp. (The)	1,058,480
19,700	American Financial Group, Inc.	589,030
57,308	American International Group, Inc.	3,617,281
2,300	Arch Capital Group, Ltd.(a)	171,971
17,850	Chubb Corp.	952,298
9,700	Endurance Specialty Holdings, Ltd.	380,337
3,200	Loews Corp.	157,088
4,500	MetLife, Inc.	309,825
5,600	Montpelier Re Holdings, Ltd.	100,240
11,600	Platinum Underwriters Holdings, Inc.	417,600
3,000	Seabright Insurance Holdings, Inc.(a)	50,040
45,497	Travelers Cos., Inc. (The)	2,375,398
17,100	XL Capital, Ltd. (Class A) (Bermuda)	1,230,345

		12,967,610

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Real Estate Investment Trusts 0.1%
10,100	Annaly Mortgage Management, Inc.(b)	$172,609
6,400	Brandywine Realty Trust	165,568

		338,177

Thrifts & Mortgage Finance 0.5%
79,800	Hudson City Bancorp, Inc.	1,249,668
HEALTHCARE 12.8%

Biotechnology 0.2%
5,500	Amgen, Inc.(a)	319,605
7,000	Cubist Pharmaceuticals, Inc.(a)	163,800
100	Genzyme Corp.(a)	7,597

		491,002

Healthcare Equipment & Supplies 2.6%
3,600	Alcon, Inc.	547,956
12,800	Baxter International, Inc.	768,128
30,800	Becton, Dickinson & Co.	2,570,568
35,200	Covidien, Ltd.	1,464,320
12,700	Medtronic, Inc.	602,488
19,700	Mentor Corp.(b)	838,629
4,500	Possis Medical, Inc.(a)	64,395
6,300	Quidel Corp.(a)	130,095
11,600	Spectranetics Corp. (The)(a)	185,600

		7,172,179

Healthcare Providers & Services 3.2%
14,100	Aetna, Inc.	791,997
12,000	CIGNA Corp.	629,880
35,900	Express Scripts, Inc.(a)(b)	2,265,290
13,300	Medco Health Solutions, Inc.(a)	1,255,254
1,400	Providence Service Corp. (The)(a)	44,506
34,600	UnitedHealth Group, Inc.	1,700,590
30,100	WellPoint, Inc.(a)	2,384,823

		9,072,340

Life Sciences, Tools & Services 0.9%
15,300	Charles River Laboratories International, Inc.(a)	887,400
2,000	Dionex Corp.(a)(b)	176,000
7,500	Invitrogen Corp.(a)(b)	681,525
5,300	PerkinElmer, Inc.	145,856
9,100	Waters Corp.(a)	700,518

		2,591,299

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	15

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Pharmaceuticals 5.9%
35,000	Abbott Laboratories	$1,911,700
6,600	Bristol-Myers Squibb Co.(b)	197,934
38,400	Eli Lilly & Co.	2,079,360
71,499	Johnson & Johnson	4,659,590
61,900	Merck & Co., Inc.	3,606,294
89,810	Pfizer, Inc.	2,210,224
34,500	Wyeth	1,677,735

		16,342,837
INDUSTRIALS 12.7%

Aerospace/Defense 4.2%
23,000	Boeing Co.	2,267,570
9,900	Ceradyne, Inc.(a)(b)	677,259
10,100	Honeywell International, Inc.	610,141
4,200	L-3 Communications Holdings, Inc.(b)	460,488
25,100	Lockheed Martin Corp.	2,762,004
33,500	Northrop Grumman Corp.(b)	2,801,270
26,100	Raytheon Co.	1,660,221
7,200	United Technologies Corp.	551,448

		11,790,401

Air Freight & Logistics 0.2%
6,900	United Parcel Service, Inc. (Class B)	518,190

Commercial Services & Supplies 1.3%
9,200	Administaff, Inc.(b)	366,896
2,100	CRA International, Inc.(a)	108,738
4,100	Huron Consulting Group, Inc.(a)(b)	286,508
7,300	R. R. Donnelley & Sons Co.	294,117
19,300	Robert Half International, Inc.	580,737
17,600	Steelcase, Inc.	314,512
17,000	Stericycle, Inc.(a)	991,610
20,800	Waste Management, Inc.	756,912

		3,700,030

Electrical Equipment 1.6%
34,300	Emerson Electric Co.	1,792,861
4,700	Hubbell, Inc.	258,500
31,700	Rockwell Automation, Inc.	2,183,496
4,400	Thomas & Betts Corp.(a)	246,444

		4,481,301

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Industrial Conglomerates 3.1%
10,200	3M Co.	$880,872
188,200	General Electric Co.	7,746,312

		8,627,184

Machinery 2.1%
10,900	Eaton Corp.	1,009,122
2,800	EnPro Industries, Inc.(a)(b)	114,828
9,300	Gardner Denver, Inc.(a)	336,009
13,700	Illinois Tool Works, Inc.	784,462
29,500	Ingersoll-Rand Co.	1,485,325
17,850	Parker Hannifin Corp.	1,434,605
7,500	Timken Co. (The)	249,450
7,800	Trinity Industries, Inc.	281,892

		5,695,693

Trading Companies & Distributors 0.2%
5,400	W.W. Grainger, Inc.	485,568
INFORMATION TECHNOLOGY 18.3%

Communications Equipment 2.7%
115,850	Cisco Systems, Inc.(a)	3,830,001
56,400	Juniper Networks, Inc.(a)	2,030,400
41,300	QUALCOMM, Inc.	1,764,749

		7,625,150

Computers & Peripherals 6.0%
5,890	Apple, Inc.(a)	1,118,806
131,170	EMC Corp.(a)(b)	3,330,406
93,925	Hewlett-Packard Co.	4,854,044
46,070	International Business Machines Corp.(b)	5,349,647
53,100	Network Appliance, Inc.(a)	1,672,119
4,000	QLogic Corp.(a)	62,120
13,700	Seagate Technology LLC	381,408

		16,768,550

Electronic Equipment & Instruments 0.7%
32,900	Agilent Technologies, Inc.(a)	1,212,365
1,800	Anixter International, Inc.(a)(b)	129,330
5,300	Mettler - Toledo International, Inc.(a)	563,655

		1,905,350

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	17

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Internet Software & Services 0.5%
33,700	EarthLink, Inc.(a)(b)	$266,567
1,400	Google, Inc. (Class A)(a)	989,800

		1,256,367

IT Services 1.3%
1,900	Accenture, Ltd.	74,195
42,700	Automatic Data Processing, Inc.	2,116,212
9,800	Electronic Data Systems Corp.	211,582
19,700	Fiserv, Inc.(a)	1,091,380

		3,493,369

Office Electronics 0.2%
36,500	Xerox Corp.(a)	636,560

Semiconductors & Semiconductor Equipment 1.8%
103,000	Intel Corp.	2,770,700
2,300	Lam Research Corp.(a)(b)	115,460
10,000	Linear Technology Corp.	330,200
10,300	Semtech Corp.(a)	176,233
10,800	Skyworks Solutions, Inc.(a)	99,576
23,700	Texas Instruments, Inc.	772,620
5,550	Varian Semiconductor Equipment Associates, Inc.(a)	255,411
19,600	Zoran Corp.(a)	499,800

		5,020,000

Software 5.1%
14,600	Adobe Systems, Inc.(a)	699,340
1,600	Advent Software, Ltd.(a)	88,528
25,800	BMC Software, Inc.(a)	873,072
13,800	Cadence Design System, Inc.(a)	270,480
5,500	Compuware Corp.(a)	55,000
49,800	Intuit, Inc.(a)(b)	1,602,066
224,900	Microsoft Corp.	8,278,569
26,600	Oracle Corp.(a)	589,722
3,300	SPSS, Inc.(a)	125,400
83,600	Symantec Corp.(a)	1,570,008

		14,152,185
MATERIALS 2.9%

Chemicals 1.0%
7,900	Ashland, Inc.	463,888
15,630	Dow Chemical Co. (The)	703,975

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

17,000	E.I. du Pont de Nemours & Co.	$841,670
5,700	Monsanto Co.	556,491
14,400	Olin Corp.	328,032

		2,894,056

Containers & Packaging
1,500	Ball Corp.	74,370

Metals & Mining 1.9%
61,000	Alcoa, Inc.	2,414,990
21,900	Freeport-McMoRan Copper & Gold, Inc.	2,577,192

		4,992,182
TELECOMMUNICATION SERVICES 3.6%

Diversified Telecommunication Services 3.3%
128,568	AT&T, Inc.	5,372,857
900	Atlantic Tele-Network, Inc.	32,319
24,100	CenturyTel, Inc.	1,061,605
52,700	Verizon Communications, Inc.	2,427,889
9,100	Windstream Corp.	122,395

		9,017,065

Wireless Telecommunication Services 0.3%
54,297	Sprint Nextel Corp.	928,470
UTILITIES 2.4%

Electric Utilities 1.0%
12,800	American Electric Power Co., Inc.	617,088
25,400	Duke Energy Corp.(b)	486,918
8,800	Edison International	511,720
16,300	FirstEnergy Corp.	1,136,110

		2,751,836

Independent Power Producers & Energy Traders 1.1%
70,800	AES Corp. (The)(a)	1,515,828
3,600	Constellation Energy Group, Inc.	340,920
5,800	Mirant Corp.(a)	245,688
19,200	NRG Energy, Inc.(a)(b)	876,672

		2,979,108

Multi-Utilities 0.3%
15,900	Consolidated Edison, Inc.(b)	748,731

	Total long-term investments (cost $202,412,761)	275,386,790

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	19

Portfolio of Investments

as of October 31, 2007 continued

Principal Amount (000)	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 14.3%

United States Government Security 0.1%
$ 150	United States Treasury Bill, 3.82%, 12/20/07(c)(d) (cost $149,220)	$149,208

Shares

Affiliated Money Market Mutual Fund 14.2%
	Dryden Core Investment Fund - Taxable Money Market Series)(e)(f)
39,616,194	(cost $39,616,194; includes $38,213,426 of cash collateral received for securities on loan)	39,616,194

	Total short-term investments (cost $39,765,414)	39,765,402

	TOTAL INVESTMENTS 113.5% (cost $242,178,175; Note 5)	315,152,192
	Liabilities in excess of other assets(g) (13.5%)	(37,543,855)

	NET ASSETS 100.0%	$277,608,337

(a)	Non-income producing security.
(b)	All or a portion of a security on loan. The aggregate market value of such securities is $37,457,422; cash collateral of $38,213,426 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	All or a portion of security segregated as collateral for financial futures contracts.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund - Taxable Money Market Series.
(g)	Liabilities in excess of other assets include net unrealized appreciation on financial futures as follows:

Open futures contracts outstanding at October 31, 2007

Number of Contracts	Type	Expiration Date	Value at October 31, 2007	Value at Trade Date	Unrealized Appreciation
	Long Positions:
6	S&P 500 Index	Dec. 2007	$2,332,350	$2,276,125	$56,225

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2007 was as follows:

Information Technology	18.3%
Financial	17.7
Affiliated Money Market Mutual Fund (including 13.8% of collateral received for securities on loan)	14.2
Healthcare	12.8
Industrials	12.7
Energy	11.4
Consumer Staples	9.7
Consumer Discretionary	7.7
Telecommunication Services	3.6
Materials	2.9
Utilities	2.4
United States Government Securities	0.1

113.5
Liabilities in excess of other assets	(13.5)

100.0%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	21

Statement of Assets and Liabilities

as of October 31, 2007

Assets
Investments at value, including securities on loan of $37,457,422:
Unaffiliated investments (cost $202,561,981)	$275,535,998
Affiliated investments (cost $39,616,194)	39,616,194
Receivable for investments sold	4,653,744
Dividends and interest receivable	188,113
Receivable for Fund shares sold	66,345
Due from broker—variation margin	28,350
Prepaid expenses	5,317
Reclaim receivable	1,480

Total assets	320,095,541

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	38,213,426
Payable for investments purchased	3,281,347
Payable for Fund shares reacquired	337,347
Accrued expenses	245,736
Management fee payable	152,523
Distribution fee payable	139,899
Transfer agent fee payable	57,300
Payable to custodian	55,518
Deferred trustees’ fees	4,108

Total liabilities	42,487,204

Net Assets	$277,608,337

Net assets were comprised of:
Shares of beneficial interest, at par	$19,114
Paid-in capital in excess of par	228,828,493

228,847,607
Undistributed net investment income	700,992
Accumulated net realized loss on investment transactions and financial futures transactions	(24,970,504)
Net unrealized appreciation on investments	73,030,242

Net assets, October 31, 2007	$277,608,337

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($109,230,859 ÷ 7,355,144 shares of beneficial interest issued and outstanding)	$14.85
Maximum sales charge (5.50% of offering price)	.86

Maximum offering price to public	$15.71

Class B
Net asset value, offering price and redemption price per share ($24,883,297 ÷ 1,759,956 shares of beneficial interest issued and outstanding)	$14.14

Class C
Net asset value, offering price and redemption price per share ($57,391,184 ÷ 4,058,469 shares of beneficial interest issued and outstanding)	$14.14

Class L
Net asset value, offering price and redemption price per share ($12,962,221 ÷ 874,181 shares of beneficial interest issued and outstanding)	$14.83

Class M
Net asset value, offering price and redemption price per share ($42,908,544 ÷ 3,034,764 shares of beneficial interest issued and outstanding)	$14.14

Class X
Net asset value, offering price and redemption price per share ($6,282,712 ÷ 444,293 shares of beneficial interest issued and outstanding)	$14.14

Class Z
Net asset value, offering price and redemption price per share ($23,949,520 ÷ 1,586,999 shares of beneficial interest issued and outstanding)	$15.09

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	23

Statement of Operations

Year Ended October 31, 2007

Net Investment Income
Income
Unaffiliated dividends (Net of foreign withholding taxes of $1,300)	$4,181,296
Affiliated dividend income	89,075
Affiliated income from securities loaned, net	46,104
Interest	4,546

Total income	4,321,021

Expenses
Management fee	1,542,308
Distribution fee—Class A	237,503
Distribution fee—Class B	289,597
Distribution fee—Class C	505,969
Distribution fee—Class L	42,913
Distribution fee—Class M	291,455
Distribution fee—Class X	39,394
Transfer agent’s fees and expenses (including affiliated expenses of $179,600)(Note 3)	377,000
Reports to shareholders	72,000
Registration fees	56,000
Custodian’s fees and expenses	43,000
Legal fees and expenses	30,000
Audit fee	20,000
Trustees’ fees	14,000
Insurance	5,000
Miscellaneous	8,626

Total expenses	3,574,765

Net investment income	746,256

Realized And Unrealized Gain On Investments
Net realized gain on:
Investment transactions	20,667,613
Financial futures transactions	130,409

20,798,022

Net change in unrealized appreciation on:
Investments	14,092,622
Financial futures contracts	39,025

14,131,647

Net gain on investments	34,929,669

Net Increase In Net Assets Resulting From Operations	$35,675,925

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended October 31,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$746,256	$640,176
Net realized gain on investment transactions	20,798,022	12,845,294
Net change in unrealized appreciation on investments	14,131,647	12,378,911

Net increase in net assets resulting from operations	35,675,925	25,864,381

Dividends from net investment income (Note 1)
Class A	(386,156)	(179,375)
Class Z	(134,402)	(80,760)

	(520,558)	(260,135)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	18,378,389	11,898,994
Net asset value of shares issued in connection with merger (Note 7)	105,958,479	—
Net asset value of shares issued in reinvestment of dividends	484,943	238,972
Cost of shares reacquired	(49,371,066)	(49,166,811)

Net increase (decrease) in net assets from Fund share transactions	75,450,745	(37,028,845)

Total increase (decrease)	110,606,112	(11,424,599)

Net Assets
Beginning of year	167,002,225	178,426,824

End of year(a)	$277,608,337	$167,002,225

(a) Includes undistributed net investment income of:	$700,992	$475,578

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	25

Notes to Financial Statements

Dryden Large-Cap Core Equity Fund (the “Fund”) is a series of Dryden Tax-Managed Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund commenced investment operations on March 3, 1999.

The Fund’s investment objective is to seek long-term after-tax growth of capital. It invests in a portfolio of equity-related securities, such as common stock and convertible securities of U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing

26	Visit our website at www.jennisondryden.com

time, are valued at fair value in accordance with the Board of Trustees approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”.

Dryden Large-Cap Core Equity Fund	27

Notes to Financial Statements

continued

Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-capital in excess of par, as appropriate.

28	Visit our website at www.jennisondryden.com

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund up to and including $500 million and .60 of 1% of such assets in excess of $500 million.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Class A, B, C, L, M, and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. For the year ended October 31, 2007, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

Dryden Large-Cap Core Equity Fund	29

Notes to Financial Statements

continued

PIMS has advised the Fund that it received approximately $67,500 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2007. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2007, it received approximately $28,000, $1,000, 87,000 and 15,400 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing

30	Visit our website at www.jennisondryden.com

system. For the year ended October 31, 2007, the Fund incurred approximately $97,900 in total networking fees of which $39,300 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2007, PIM has been compensated in the amount of approximately $20,800 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2007 were $352,672,496 and $299,637,447, respectively.

As of October 31, 2007, the Fund had securities on loan with an aggregate market value of $37,457,422 The Fund received $38,213,426 in cash collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income, accumulated net realized loss on investment transactions and financial futures transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and financial futures transactions. For the fiscal year ended October 31, 2007, the adjustments were to decrease accumulated net investment income by $284, increase undistributed net realized loss on investments and financial futures transactions by $16,781,473 and increase paid-in-capital in excess of par by $16,781,757 due to reclassification of capital loss carryforward from reorganization, reclassification of deferred director’s compensation from reorganization, reclassification of disallowed losses from wash sales due to reorganization and other book to tax differences. Net investment income, net realized gains and net assets were not affected by this change.

Dryden Large-Cap Core Equity Fund	31

Notes to Financial Statements

continued

The tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $520,558 and $260,135 of ordinary income for the years ended October 31, 2007 and October 31, 2006, respectively.

As of October 31, 2007, the accumulated undistributed income on a tax basis was $705,100 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$242,790,742	$72,637,800	$276,350	$72,361,450

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

As of October 31, 2007, the Fund had a capital loss carryforward for tax purposes of approximately $24,302,000 of which $3,978,000 expires in 2009, $10,798,000 expires in 2010 and $9,526,000 expires in 2011. In addition, the Fund utilized approximately $19,727,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2007. Certain portions of the capital loss carryforward were assumed by the Fund as a result of an acquisition. Utilization of these capital loss carryforwards may be limited in accordance with income tax regulations.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.5% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero

32	Visit our website at www.jennisondryden.com

depending on the period of time the shares are held. Class M and Class X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Strategic Partners Funds. Class X shares are closed to new purchases. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2007:
Shares sold	600,181	$8,371,488
Shares issued in connection with the merger	1,107,054	14,562,579
Shares issued in reinvestment of dividends	26,556	352,926
Shares reacquired	(1,189,982)	(16,596,752)

Net increase (decrease) in shares outstanding before conversion	543,809	6,690,241
Shares issued upon conversion from Class B, M, X	1,001,384	13,720,848

Net increase (decrease) in shares outstanding	1,545,193	$20,411,089

Year ended October 31, 2006:
Shares sold	540,350	$6,459,942
Shares issued in reinvestment of dividends	13,577	160,212
Shares reacquired	(1,887,805)	(22,885,585)

Net increase (decrease) in shares outstanding before conversion	(1,333,878)	(16,265,431)
Shares issued upon conversion from Class B	2,601,350	31,054,665

Net increase (decrease) in shares outstanding	1,267,472	$14,789,234

Dryden Large-Cap Core Equity Fund	33

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended October 31, 2007:
Shares sold	110,442	$1,475,183
Shares issued in connection with the merger	278,311	3,502,003
Shares reacquired	(480,842)	(6,369,235)

Net increase (decrease) in shares outstanding before conversion	(92,089)	(1,392,049)
Shares reacquired upon conversion into Class A	(910,024)	(11,839,799)

Net increase (decrease) in shares outstanding	(1,002,113)	$(13,231,848)

Year ended October 31, 2006:
Shares sold	127,542	$1,475,030
Shares reacquired	(1,306,763)	(14,951,859)

Net increase (decrease) in shares outstanding before conversion	(1,179,221)	(13,476,829)
Shares reacquired upon conversion into Class A	(2,714,843)	(31,054,665)

Net increase (decrease) in shares outstanding	(3,894,064)	$(44,531,494)

Class C
Year ended October 31, 2007:
Shares sold	139,680	$1,860,461
Shares issued in connection with the merger	1,427,213	17,970,752
Shares reacquired	(678,996)	(9,044,597)

Net increase (decrease) in shares outstanding	887,897	$10,786,616

Year ended October 31, 2006:
Shares sold	70,797	$818,242
Shares reacquired	(853,091)	(9,788,512)

Net increase (decrease) in shares outstanding	(782,294)	$(8,970,270)

Class L
Period ended October 31, 2007:*
Shares sold	3,311	$48,374
Shares issued in connection with the merger	1,071,340	14,097,719
Shares reacquired	(200,470)	(2,852,245)

Net increase (decrease) in shares outstanding	874,181	$11,293,848

Class M
Period ended October 31, 2007:*
Shares sold	89,964	$1,229,556
Shares issued in connection with the merger	3,927,001	49,438,293
Shares reacquired	(847,645)	(11,508,209)

Net increase (decrease) in shares outstanding before conversion	3,169,320	39,159,640

Shares reacquired upon conversion into Class A	(134,556)	(1,846,980)

Net increase (decrease) in shares outstanding	3,034,764	$37,312,660

34	Visit our website at www.jennisondryden.com

Class X	Shares	Amount
Period ended October 31, 2007:*
Shares sold	35,454	$479,686
Shares issued in connection with the merger	507,290	6,387,133
Shares reacquired	(95,980)	(1,304,145)

Net increase (decrease) in shares outstanding before conversion	446,764	5,562,674

Shares reacquired upon conversion into Class A	(2,471)	(34,069)

Net increase (decrease) in shares outstanding	444,293	$5,528,605

Class Z
Year ended October 31, 2007:
Shares sold	349,848	$4,913,641
Shares issued in reinvestment of dividends	9,801	132,017
Shares reacquired	(116,973)	(1,695,883)

Net increase (decrease) in shares outstanding	242,676	$3,349,775

Year ended October 31, 2006:
Shares sold	257,797	$3,145,780
Shares issued in reinvestment of dividends	6,580	78,760
Shares reacquired	(126,023)	(1,540,855)

Net increase (decrease) in shares outstanding	138,354	$1,683,685

*	Commenced operations on March 16, 2007.

Note 7. Reorganization

On March 16, 2007, the Fund acquired all of the net assets of Strategic Partners Large Cap Core Fund pursuant to a plan of reorganization approved by the Strategic Partners Large Cap Core Fund shareholders on December 14, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M and Class X shares for the corresponding classes of Strategic Partners Large Cap Core Fund.

	Strategic Partners Large Cap Core Fund	Dryden Large-Cap Core Equity Fund
Class	Shares	Shares	Value
A	1,371,165	1,107,054	$14,562,579
B	339,013	278,311	3,502,003
C	1,739,666	1,427,213	17,970,752
L	1,332,488	1,071,340	14,097,719
M	4,785,895	3,927,001	49,438,293
X	620,110	507,218	6,387,133

The aggregate net assets and unrealized appreciation of Strategic Partners Large Cap Core Fund immediately before the acquisition was $105,958,479 and $22,791,596,

Dryden Large-Cap Core Equity Fund	35

Notes to Financial Statements

continued

respectively. The aggregate net assets of Dryden Large-Cap Core Equity Fund immediately before the acquisition was $165,372,366.

The Fund acquired capital loss carryforward from the reorganization with Strategic Partners Large Cap Core Fund in the amount of $16,056,580 (amount included in Note 5). The future utilization of the acquired capital loss carryforwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

36	Visit our website at www.jennisondryden.com

Financial Highlights

October 31, 2007	ANNUAL REPORT

Dryden Large-Cap Core Equity Fund

Financial Highlights

continued

Class A
Year Ended October 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.01

Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized gain on investment transactions	1.82

Total from investment operations	1.91

Less Dividends:
Dividends from net investment income	(.07)

Net asset value, end of year	$14.85

Total Return(b):	14.72%
Ratios/Supplemental Data:
Net assets, end of year (000)	$109,231
Average net assets (000)	$95,001
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.16%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income	.67%
For Class A, B, C and Z shares:
Portfolio turnover rate	90%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class A
Year Ended October 31,
2006	2005	2004	2003

$11.20	$10.36	$9.47	$7.79

.08 (a)	.08	.05	.04
1.77	.83	.84	1.64

1.85	.91	.89	1.68

(.04)	(.07)	—	—

$13.01	$11.20	$10.36	$9.47

16.54%	8.84%	9.40%	21.57%

$75,578	$50,856	$49,979	$51,026
$64,957	$52,404	$48,763	$48,812

1.22%	1.22%	1.16%	1.19%
.97%	.97%	.91%	.94%
.68%	.75%	.47%	.48%

72%	74%	73%	69%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	39

Financial Highlights

continued

Class B
Year Ended October 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.42

Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain on investment transactions	1.71

Total from investment operations	1.72

Net asset value, end of year	$14.14

Total Return(c):	13.85%
Ratios/Supplemental Data:
Net assets, end of year (000)	$24,883
Average net assets (000)	$28,960
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income (loss)	(.03)%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class B
Year Ended October 31,
2006	2005	2004	2003

$10.73	$9.94	$9.15	$7.59

.01 (a)	— (b)	(.03)	(.02)
1.68	.79	.82	1.58

1.69	.79	.79	1.56

$12.42	$10.73	$9.94	$9.15

15.75%	7.95%	8.63%	20.55%

$34,293	$71,436	$89,099	$99,237
$52,013	$83,027	$96,512	$95,925

1.97%	1.97%	1.91%	1.94%
.97%	.97%	.91%	.94%
.08%	.04%	(.28)%	(.27)%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	41

Financial Highlights

continued

Class C
Year Ended October 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.42

Income (loss) from investment operations:
Net investment income (loss)	(.01)
Net realized and unrealized gain on investment transactions	1.73

Total from investment operations	1.72

Net asset value, end of year	$14.14

Total Return(c):	13.85%
Ratios/Supplemental Data:
Net assets, end of year (000)	$57,391
Average net assets (000)	$50,597
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income (loss)	(.08)%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Less than $.005 per share or 0.005%.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Class C
Year Ended October 31,
2006		2005	2004	2003

$10.73		$9.94	$9.15	$7.59

—	(a)(b)	— (b)	(.03)	(.02)
1.69		.79	.82	1.58

1.69		.79	.79	1.56

$12.42		$10.73	$9.94	$9.15

15.75%		7.95%	8.63%	20.55%

$39,368		$42,422	$50,042	$55,112
$40,441		$47,629	$53,868	$52,674

1.97%		1.97%	1.91%	1.94%
.97%		.97%	.91%	.94%
—	(b)	.03%	(.28)%	(.27)%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	43

Financial Highlights

continued

	Class L
	March 16, 2007(a) Through October 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.16

Income (loss) from investment operations:
Net investment income	.03
Net realized and unrealized gain on investment transactions	1.64

Total from investment operations	1.67

Net asset value, end of year	$14.83

Total Return(b):	12.69%
Ratios/Supplemental Data:
Net assets, end of year (000)	$12,962
Average net assets (000)	$8,583
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.41	%(c)
Expenses, excluding distribution and service (12b-1) fees	.91	%(c)
Net investment income	.31	%(c)

(a)	Inception date of Class L shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Financial Highlights

continued

	Class M
	March 16, 2007(a) Through October 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.59

Income (loss) from investment operations:
Net investment loss	(.02)
Net realized and unrealized gain on investment transactions	1.57

Total from investment operations	1.55

Net asset value, end of year	$14.14

Total Return(b):	12.31%
Ratios/Supplemental Data:
Net assets, end of year (000)	$42,909
Average net assets (000)	$29,146
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.91	%(c)
Expenses, excluding distribution and service (12b-1) fees	.91	%(c)
Net investment loss	(.19	)%(c)

(a)	Inception date of Class M shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	45

Financial Highlights

continued

	Class X
	March 16, 2007(a) Through October 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.59

Income (loss) from investment operations:
Net investment loss	(.02)
Net realized and unrealized gain on investment transactions	1.57

Total from investment operations	1.55

Net asset value, end of year	$14.14

Total Return(b):	12.31%
Ratios/Supplemental Data:
Net assets, end of year (000)	$6,283
Average net assets (000)	$3,939
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.91	%(c)
Expenses, excluding distribution and service (12b-1) fees	.91	%(c)
Net investment loss	(.20	)%(c)

(a)	Inception date of Class X shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended October 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.21

Income (loss) from investment operations:
Net investment income	.13
Net realized and unrealized gain on investment transactions	1.85

Total from investment operations	1.98

Less Dividends:
Dividends from net investment income	(.10)

Net asset value, end of year	$15.09

Total Return(b):	15.06%
Ratios/Supplemental Data:
Net assets, end of year (000)	$23,950
Average net assets (000)	$21,053
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income	.93%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class Z
Year Ended October 31,
2006	2005	2004	2003

$11.37	$10.52	$9.59	$7.88

.12 (a)	.11	.06	.07
1.79	.84	.87	1.64

1.91	.95	.93	1.71

(.07)	(.10)	—	—

$13.21	$11.37	$10.52	$9.59

16.83%	9.06%	9.70%	21.70%

$17,764	$13,713	$11,457	$7,198
$15,784	$13,218	$8,905	$6,981

.97%	.97%	.91%	.94%
.97%	.97%	.91%	.94%
.97%	.96%	.73%	.73%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	49

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Tax-Managed Funds—Dryden Large-Cap Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dryden Tax-Managed Funds—Dryden Large-Cap Core Equity Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2003 were audited by another independent registered public accounting firm, whose report dated December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2007

50	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2007) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal year ended October 31, 2007, the Fund paid an ordinary distribution for Class A and Class Z shares of $0.067 per share and $0.097 per share, respectively, which represents net investment income.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal period ended October 31, 2007 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund designates 100% of ordinary income dividends, as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2008, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2007.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden Large-Cap Core Equity Fund	51

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden Tax-Managed Funds, Dryden Large-Cap Core Equity Fund (“the Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1988-2000).

Robert E. La Blanc (73), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 1998(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1998(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (68), Director since 1998(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

52	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (64), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (69), Director since 1998(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President since 1999 and Director since 1998(3) Oversees 145 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Dryden Large-Cap Core Equity Fund	53

Claudia DiGiacomo (33), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

54	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Large-Cap Core Equity Fund	55

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Tax-Managed Funds oversees the management of the Dryden Large-Cap Core Equity Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three- and five-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Large-Cap Core Equity Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross and net performance (which

Visit our website at www.jennisondryden.com

reflects any subsidies, expense caps or waivers) in relation to its Peer Universe (the Lipper Retail and Institutional Large-Cap Core Funds Performance Universe) was in the first quartile over the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index over the same periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s contractual and actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first quartile, while the Fund’s total expenses ranked in the second quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Dryden Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/07
	One Year	Five Years	Since Inception
Class A	8.41%	12.83%	4.17%
Class B	8.85	13.13	4.08
Class C	12.85	13.25	4.08
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	15.06	14.37	5.13

Average Annual Total Returns (Without Sales Charges) as of 10/31/07
	One Year	Five Years	Since Inception
Class A	14.72%	14.12%	4.85%
Class B	13.85	13.25	4.08
Class C	13.85	13.25	4.08
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	15.06	14.37	5.13

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the

Visit our website at www.jennisondryden.com

past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.21%; Class B, 1.91%; Class C, 1.91%; Class L, 1.41%; Class M, 1.91%; Class X, 1.91%; Class Z, 0.91%. Net operating expenses apply to: Class A, 1.16%; Class B, 1.91%; Class C, 1.91%; Class L, 1.41%; Class M, 1.91%; Class X, 1.91%; Class Z, 0.91%, after contractual reduction through 2/28/2008.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 3/3/99; Class L, Class M, Class X, 3/19/07.

The graph compares a $10,000 investment in the Dryden Large-Cap Core Equity Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 3, 1999) and the account values at the end of the current fiscal year (October 31, 2007) as measured on a quarterly basis. The S&P 500 Index data is measured from the closest month-end to inception date and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed. The S&P 500 Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, and 5.75%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually, and investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1% in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Large-Cap Core Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling

(800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Large-Cap Core Equity Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Large-Cap Core Equity Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	PTMAX	PTMBX	PTMCX	N/A	N/A	N/A	PTEZX
CUSIP	26248W106	26248W205	26248W304	26248W502	26248W601	26248W700	26248W403

MF187E    IFS-A141782    Ed. 12/2007

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2007 and October 31, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $19,859 and $16,700 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $44,700 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Tax-Managed Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date December 20, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 20, 2007

*	Print the name and title of each signing officer under his or her signature.